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                                                                   EXHIBIT 11(a)



       [LETTERHEAD OF KRAMER, LEVIN, NAFTALIS, NESSEN, KAMIN & FRANKEL]



                               December 20, 1995



Mutual Fund Variable Annuity Trust
125 West 55th Street
New York, New York 10019


       Re:   Mutual Fund Variable Annuity Trust
             Registration No. 33-81712
             File No. 811-8630
             ----------------------------------


Gentlemen:


We hereby consent to the reference of our firm as Counsel in the Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A.





                                  Very truly yours,


                                  /s/  KRAMER, LEVIN, NAFTALIS, NESSEN,
                                          KAMIN & FRANKEL